PIONEER
                                  -------------
                                  INTERNATIONAL
                                     EQUITY
                                      FUND

                                     Annual
                                     Report
                                     3/31/03

                                     [LOGO]
                                    PIONEER
                                 Investments(R)

Table of Contents
---------------------------------------------------------------
Letter to Shareowners                                         1
Portfolio Summary                                             2
Performance Update                                            3
Portfolio Management Discussion                               6
Schedule of Investments                                       9
Financial Statements                                         16
Notes to Financial Statements                                22
Report of Independent Auditors                               30
Trustees, Officers and Service Providers                     31
Programs and Services for Pioneer Shareowners                36

Pioneer International Equity Fund

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 3/31/03
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

World events drove markets early this year. Uncertainty over war in Iraq brought steep declines in equities and a continued flight to bonds, especially government issues. Stocks rallied when the war began, sagged for a time, then rose modestly as the successful military campaign wound down.

Investors soon turned their attention to domestic concerns, not all of them tied to the war: sagging consumer confidence, rising unemployment made worse by call-ups of reservists and the uncertain outlook for corporate earnings. In addition, a long, harsh winter hampered economic activity, as did the high prices Americans were paying to power their cars, homes and businesses.

The Federal Reserve Board appears committed to keeping interest rates low to prevent the economy from slumping further. A weaker U.S. dollar may also act as a stimulus, as American export goods become more affordable for overseas buyers.

Independent research remains the key

Pioneer is not in the business of forecasting economic trends or predicting geopolitical events. Our focus remains, as it has for over 75 years, on intensive analysis of hundreds of companies to find the best values for our shareowners; this slow economic period has brought many valuations to what we believe are attractive levels. Our managers and analysts are concentrating on companies with demonstrably strong finances and positive prospects. Financially strong companies have greater potential to prosper when the economy eventually rights itself. Pioneer's fixed-income experts are also finding bonds, both here and overseas, that offer good current yields and the potential for higher prices.

Overall, we are taking a cautious approach, with somewhat greater emphasis on growth than was the case a few months ago; that's because we expect the economy to regain strength later this year. Our ability to uncover solid value is supported by expanded research capabilities, both in the U.S. and in the overseas offices of UniCredito Italiano, S.p.A., our parent organization.

Consult a trusted advisor

It's tempting to change course in turbulent times while world news dominates our consciousness. But timing the market - moving in and out with short-term factors
- can be costly in terms of lost opportunities; there's no predicting when a rebound might begin. You can temper that risk by relying on dispassionate professional advice. So invest the time it takes to meet with a trusted financial advisor who brings the dual advantages of knowledge and experience to the table.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ John A. Carey

John A. Carey
Executive Vice President
Director of Portfolio
Management U.S.

Pioneer International Equity Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 3/31/03
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

                   U.S. Equities       International      Temporary
International      and Depositary      Preferred          Cash
Common Stocks      Receipts            Stocks             Investment

94.6%              0.5%                1.1%               3.8%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United Kingdom                                 27.7%
Japan                                          18.1%
France                                         10.8%
Switzerland                                     9.9%
Germany                                         6.4%
Italy                                           5.6%
Netherlands                                     4.7%
Australia                                       4.3%
Spain                                           3.5%
Finland                                         2.6%
Hong Kong                                       1.8%
South Korea                                     1.5%
Singapore                                       1.1%
Portugal                                        1.0%
Other (individually less than 1%)               1.0%

10 Largest Holdings
--------------------------------------------------------------------------------------------
(As a percentage of equity holdings)
   1. Shell Transport & Trading Co.     4.31%     6. Rio Tinto Plc                     2.60%
   2. Vodafone Group Plc                3.74      7. Nestle SA (Registered Shares)     2.32
   3. Novartis AG                       2.72      8. UBS AG                            2.17
   4. Nokia Oyj                         2.64      9. Barclays Plc                      2.06
   5. ENI S.p.A.                        2.63     10. Ajinomoto Co., Inc.               2.03

Pioneer International Equity Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/03                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------
Net Asset Value             3/31/03       3/31/02
per Share                   $11.64        $15.94

Distributions per Share     Income        Short-Term        Long-Term
(4/1/02 - 3/31/03)          Dividends     Capital Gains     Capital Gains

                            $ --          $ --              $ --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of March 31, 2003)

                          Net Asset          Public Offering
                            Value                Price*
Period
Life-of-Class
(10/31/96)                   -2.68%              -3.58%
5 Years                      -9.06              -10.13
1 Year                      -26.98              -31.16
--------------------------------------------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer
           International       MSCI
              Equity           EAFE
Date           Fund           Index

10/96         $ 9,425        $10,000
              $10,488        $10,103
 3/98         $12,728        $11,982
              $11,797        $12,705
 3/00         $17,542        $15,895
              $11,410        $11,785
 3/02         $10,841        $10,833
 3/03         $ 7,917        $ 8,279

The Fund's investment advisor, Pioneer Investment Management, Inc., reduced its management fee and subsidized other Fund expenses; otherwise, returns would have been lower.

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted measure of 21 international stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes and fees that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Equity Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/03                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------
Net Asset Value
per Share                      3/31/03          3/31/02
                               $10.99           $15.19
Distributions per Share        Income           Short-Term         Long-Term
(4/1/02 - 3/31/03)             Dividends        Capital Gains      Capital Gains
                               $ -              $ -                $ -

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of March 31, 2003)

                         If              If
Period                  Held          Redeemed*
Life-of-Class
(10/31/96)              -3.58%         -3.58%
5 Years                 -9.86         -10.03
1 Year                 -27.65         -30.54
--------------------------------------------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer
           International       MSCI
              Equity           EAFE
Date           Fund           Index

10/96         $10,000        $10,000
              $11,060        $10,103
 3/98         $13,300        $11,982
              $12,205        $12,705
 3/00         $18,001        $15,895
              $11,615        $11,785
 3/02         $10,941        $10,833
 3/03         $ 7,915        $ 8,279


The Fund's investment advisor, Pioneer Investment Management, Inc., reduced its management fee and subsidized other Fund expenses; otherwise, returns would have been lower.

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted measure of 21 international stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes and fees that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Equity Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/03                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------
Net Asset Value
per Share                    3/31/03        3/31/02
                             $10.89         $15.10

Distributions per Share      Income         Short-Term          Long-Term
(4/1/02 - 3/31/03)           Dividends      Capital Gains       Capital Gains
                             $ -            $ -                 $ -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.


Average Annual Total Returns
(As of March 31, 2003)

                       Net Asset       Public Offering
Period                   Value           Price/CDSC*
Life-of-Class
(10/31/96)               -3.72%            -3.87%
5 Years                 -10.04            -10.22
1 Year                  -27.88            -28.59

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to shares sold within one year of purchase.

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer
           International       MSCI
              Equity           EAFE
Date           Fund           Index

10/96         $ 9,900        $10,000
              $10,970        $10,103
 3/98         $13,181        $11,982
              $12,097        $12,705
 3/00         $17,809        $15,895
              $11,486        $11,785
 3/02         $10,769        $10,833
 3/03         $ 7,767        $ 8,279


The Fund's investment advisor, Pioneer Investment Management, Inc., reduced its management fee and subsidized other Fund expenses; otherwise, returns would have been lower.

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted measure of 21 international stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes and fees that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer International Equity Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/03
--------------------------------------------------------------------------------

With much of the year ended March 31, 2003 shrouded in geopolitical and economic uncertainty, corporations and consumers tightened their proverbial belts, adopting a conservative approach to spending and investing. Weak corporate profits and falling stock prices worldwide added to their concerns about near-term prospects. In the following interview, Stefano Pregnolato, the Fund's lead portfolio manager, discusses how the Fund responded to this complex environment and his outlook for the coming fiscal year.

Q: International stock markets are down sharply for the 12 months ended March 31, 2003. What factors contributed to the decline?

A: Despite short-lived rallies late in 2002 and March of this year, international stock markets fell for most of the year. Slowed consumer spending, disappointing corporate profits and geopolitical tensions depressed stock prices in all sectors. Maintaining a focus on high quality, defensive industries and limiting investments in cyclical sectors, which tend to be quite responsive to the direction of economic growth, have been important in the slower-growth environment.

      For the 12 months ended March 31, 2003, the Fund's Class A, B and C shares returned -26.98%, -27.65% and -27.88% at net asset value, respectively. In comparison, the Fund's benchmark, the Morgan Stanley Capital International
      (MSCI) EAFE Index, posted a return of -23.59% for the same period. We attribute the Fund's underperformance relative to its benchmark to unfavorable performance among Japanese bank stocks and a handful of individual stocks that lagged their respective sectors. For instance, Aventis (France) is facing intense competition from generics and U.S. pharmaceuticals. Kao Corp. (Japan) came under pressure when the company had to restate earnings in March in response to accounting-related issues.

      On a positive note, the euro appreciated against the dollar, which was favorable for your Fund. Falling global stocks triggered the strong euro, which has been enjoying a safe-haven status along with the Swiss franc since November 2002. As the Fund's gains or losses in more expensive foreign currencies are converted back into a weaker U.S. dollar, the dollar-based returns become more favorable.

Pioneer International Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: Which sectors proved more resilient to the recession overshadowing world markets?

A: Although the overall environment proved to be inhospitable for international stocks across the board, defensive sectors, whose performance is not tied to the underlying strength of the world economy, held up better than cyclical sectors. Cyclical sectors, whose performance tends to have a high correlation to the pace of economic growth, posted the most disappointing per formance for the year ended March 31, 2003. As a result, sectors including food/beverages and health care outper formed the highly cyclical -and particularly export-driven - automobile (consumer discretionary) and chemical (industrial) sectors.

      The insurance sector, however, which does not typically suffer from adverse currency swings, turned in the poorest performance. Many European insurers were badly affected by losses on equity investments, which depleted their capital bases. We sharply curtailed the Fund's exposure to insurance stocks, eliminating positions in two German holdings - Allianz and Muenchener Rueckversicherungs Gesellschaft.

Q: Could you elaborate further on your defensive strategy, highlighting some of those companies with strong long-term prospects?

A: Certainly. In Europe, we reduced the Fund's exposure to cyclical companies, including glass/capital goods producer Saint Gobain (France), which is also facing asbestos-related litigation. We reinvested proceeds in consumer-oriented companies - namely Roche Holdings (Switzerland), Nestle (Switzerland) and British American Tobacco (United Kingdom). Given the fact that Spain represents one of the stronger economies in Europe at this time, we added two new Spanish companies to the portfolio. We believe construction and engineering company Grupo Dragados and software producer Indra Sistemas will profit from domestic spending.

      While we are somewhat skeptical about Japan's ability to wrest itself from a multiyear recession and a banking crisis, we believe companies that derive their profits from domestic businesses are in a better position to increase revenues than export-driven businesses. Food producer Ajinomoto Co. and Kao Corp., which sells household products, exemplify our strategy. On March 31, the

Pioneer International Equity Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/03                              (continued)
--------------------------------------------------------------------------------

      Fund's exposure to Japanese stocks was below that of its benchmark, reflecting our less than sanguine view there.

Q:    Have prospects for the technology or telecommunications sectors improved?

A: Generally speaking, no. Both of these depressed sectors continue to absorb excess capacity and are heavily dependent on corporate investment, which is still seriously lacking at this time. However, while it is too early to increase our exposure in technology in our opinion, we believe a handful of telecommunications companies have become very attractive. We added to positions in world-class communications equipment manufacturer Nokia (Finland) and wireless service provider Vodafone (United Kingdom). We believe these premier companies will emerge from this correction in a strong position to capture market share.

Q:    Will the financial markets recover later this year?

A: It's hard to tell at this time. In the weeks immediately following the close of the Fund's fiscal year, geopolitical fears began to dissipate somewhat as the discussions about Iraq turned from war to reconstruction and maintaining peace in the region. The U.S. involvement in post-war Iraq is likely to be drawn out, hampering corporate and consumer planning and tempering the outlook for the foreseeable future. Uncertainty is likely to continue with stock markets rising and falling as an indicator of investors' outlook about the Middle East and economic growth.

      In this environment, we believe it is prudent to insulate the Fund from the uncertainty and day-to-day volatility by maintaining a strong presence in defensive stocks until more definitive growth trends emerge. We think it is also in our shareowner's interest to prepare for an eventual recovery by selectively adding low-risk, financially sound companies selling at bargain prices. Once investors reestablish confidence in the future, we believe these and other holdings in your portfolio may be well positioned to appreciate as earnings growth and market sentiment improve.

Pioneer International Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/03
--------------------------------------------------------------------------------

 Shares                                                     Value
           PREFERRED STOCKS - 1.1%
           Automobiles & Components - 0.2%
           Automobile Manufacturers - 0.2%
    153    Porsche AG Designs                          $   42,760
                                                       ----------
           Total Automobiles & Components              $   42,760
                                                       ----------
           Media - 0.9%
           Publishing - 0.9%
 30,000    News Corp., Ltd.                            $  163,256
                                                       ----------
           Total Media                                 $  163,256
                                                       ----------
           TOTAL PREFERRED STOCKS
           (Cost $ 205,094)                            $  206,016
                                                       ----------
           COMMON STOCKS - 95.1%
           Energy - 9.2%
           Integrated Oil & Gas - 9.2%
 36,000    BG Group Plc                                $  137,722
 55,000    BP Amoco Plc                                   353,287
 37,000    ENI S.p.A.                                     493,236
134,500    Shell Transport & Trading Co.                  809,784
                                                       ----------
           Total Energy                                $1,794,029
           Materials - 6.2%
           Construction Materials - 0.6%
  2,063    Lafarge BR                                  $  115,357
                                                       ----------
           Diversified Chemicals - 1.0%
 45,000    Alumina Ltd.                                $  111,286
 45,000    WMC Resources Ltd.*                             99,586
                                                       ----------
                                                       $  210,872
           Diversified Metals & Mining - 2.5%
 25,958    Rio Tinto Plc                               $  487,405
                                                       ----------
           Specialty Chemicals - 0.8%
  1,204    L'Air Liquide SA                            $  159,452
                                                       ----------
           Steel - 1.3%
45,000     Broken Hill Proprietary Co., Ltd.           $  252,502
                                                       ----------
           Total Materials                             $1,225,588

The accompanying notes are an integral part of these financial statements.

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Pioneer International Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/03                                      (continued)
--------------------------------------------------------------------------------

Shares                                                        Value
         Capital Goods - 2.8%
         Aerospace & Defense - 0.3%
 2,500   Thomson CSF                                      $  57,389
                                                          ---------
         Construction & Engineering - 2.5%
10,908   Compagnie De Saint Gobain*                       $ 301,167
10,204   Grupo Dragados SA                                  189,414
                                                          ---------
                                                          $ 490,581
         Total Capital Goods                              $ 547,970
                                                          ---------
         Commercial Services & Supplies - 1.7%
         Commercial Printing - 0.8%
18,000   Dai Nippon Printing Co., Ltd.                    $ 172,866
                                                          ---------
         Diversified Commercial Services - 0.2%
30,000   Hays Plc                                         $  36,716
                                                          ---------
         Office Services & Supplies - 0.7%
 3,900   Canon, Inc.                                      $ 136,738
                                                          ---------
         Total Commercial Services & Supplies             $ 346,320
                                                          ---------
         Transportation - 1.6%
         Railroads - 1.6%
    71   East Japan Railway Co.                           $ 311,467
                                                          ---------
         Total Transportation                             $ 311,467
                                                          ---------
         Automobiles & Components - 1.9%
         Automobile Manufacturers - 1.9%
 4,600   Honda Motor Co., Ltd.                            $ 153,879
 3,000   Renault SA                                          99,146
 5,500   Toyota Motor Co.*                                  122,735
                                                          ---------
         Total Automobiles & Components                   $ 375,760
                                                          ---------
         Consumer Durables & Apparel - 1.5%
         Housewares & Specialties - 1.5%
 8,000   Sony Corp.                                       $ 284,553
                                                          ---------
         Total Consumer Durables & Apparel                $ 284,553
                                                          ---------
         Hotels, Restaurants & Leisure - 0.8%
         Restaurants - 0.8%
34,600   Compass Group Plc                                $ 147,529
                                                          ---------
         Total Hotels, Restaurants & Leisure              $ 147,529
                                                          ---------

The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                            Value
           Media - 1.9%
           Publishing - 1.9%
 16,000    Reed Elsevier Plc                                 $  114,208
 10,000    VNU NV                                               253,752
                                                             ----------
           Total Media                                       $  367,960
                                                             ----------
           Retailing - 0.7%
 16,300    Mauri Co., Ltd.                                   $  137,628
                                                             ----------
           Total Retailing                                   $  137,628
                                                             ----------
           Food & Drug Retailing - 7.2%
           Food Distributors - 2.0%
 37,000    Ajinomoto Co., Inc.                               $  381,970
                                                             ----------
           Food Retail - 5.2%
  2,200    Nestle SA (Registered Shares)*                    $  434,783
  4,000    Seven Eleven Japan Co., Ltd.                         106,030
120,000    Tesco Plc                                            338,056
  2,312    Unilever NV                                          137,470
                                                             ----------
                                                             $1,016,339
           Total Food & Drug Retailing                       $1,398,309
           Food, Beverage & Tobacco - 4.0%
           Distillers & Vintners - 2.6%
 70,000    Foster's Group Ltd.                               $  187,502
  8,000    LVMH Moet Hennessy Louis Vuitton SA                  315,315
                                                             ----------
                                                             $  502,817
           Tobacco - 1.4%
 29,176    British American Tobacco Plc                      $  271,841
                                                             ----------
           Total Food, Beverage & Tobacco                    $  774,658
                                                             ----------
           Household & Personal Products - 0.7%
           Household Products - 0.7%
  7,000    Kao Corp.                                         $  141,980
                                                             ----------
           Total Household & Personal Products               $  141,980
                                                             ----------
           Health Care Equipment & Services - 0.5%
           Health Care Equipment - 0.5%
  2,492    Gehe AG                                           $   92,082
                                                             ----------
           Total Health Care Equipment & Services            $   92,082
                                                             ----------

The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/03                                      (continued)
--------------------------------------------------------------------------------

Shares                                                              Value
           Pharmaceuticals & Biotechnology - 12.1%
           Pharmaceuticals - 12.1%
 10,185    AstraZeneca Plc                                    $   348,704
  7,001    Aventis SA                                             309,212
 23,100    Chugai Pharmaceutical Co.                              234,560
 14,000    Glaxo(SM)ithKline Plc                                  245,850
 13,800    Novartis AG                                            510,280
  4,822    Roche Holdings AG*                                     288,205
  3,531    Schering AG                                            143,367
  4,000    Takeda Chemical Industries                             150,068
 18,000    Tanabe Seiyaku Co., Ltd.                               140,244
                                                              -----------
           Total Pharmaceuticals & Biotechnology              $ 2,370,490
                                                              -----------
           Banks - 11.5%
111,000    Banca Intesa S.p.A.                                $   246,820
 10,000    Banco Popolare Di Verona*                              113,796
 13,038    Banco Santander Central Hispano SA                      83,137
 67,000    Barclays Plc                                           385,929
  7,000    BNP Paribas SA                                         280,021
 12,940    CS Group*                                              224,661
 40,000    Development Bank of Singapore Ltd.                     208,552
 29,181    HSBC Holding Plc                                       300,228
     20    Mitsubishi Tokyo Financial Group, Inc.                  76,220
 30,000    Standard Chartered Plc                                 318,840
                                                              -----------
           Total Banks                                        $ 2,238,204
                                                              -----------
           Diversified Financials - 6.6%
           Diversified Financial Services - 6.3%
 15,000    Fortis NV                                          $   193,421
 12,000    ING Groep NV                                           138,517
 11,000    Nomura Securites Co., Ltd.                             115,049
  4,248    Societe Generale SA*                                   219,107
 40,000    Swire Pacific Ltd.                                     158,473
  9,580    UBS AG*                                                406,967
                                                              -----------
                                                              $ 1,231,534
                                                              -----------

The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                               Value
         Diversified Financials - 0.3%
    41   Sumitomo Mitsui Financial Group, Inc.                  $   73,611
                                                                  --------
         Total Diversified Financials                           $1,305,145
         Insurance - 1.0%
         Multi-Line Insurance - 1.0%
15,100   Riunione Adriatica di Sicurta S.p.A.                   $  188,291
                                                                 ---------
         Total Insurance                                        $  188,291
                                                                 ---------
         Real Estate - 0.9%
         Real Estate Management & Development - 0.9%
70,000   Henderson Land Development                             $  174,564
                                                                 ---------
         Total Real Estate                                      $  174,564
                                                                 ---------
         Software & Services - 1.1%
         Application Software - 1.1%
19,951   Indra Sistemas SA                                      $  147,877
   900   Infosys Technologies Ltd.                                  76,585
                                                                    ------
         Total Software & Services                              $  224,462
                                                                 ---------
         Technology Hardware & Equipment - 9.1%
         Computer Hardware - 0.9%
   750   Samsung Electronics Co.                                $  170,264
                                                                 ---------
         Electronic Equipment & Instruments - 2.5%
 2,500   Hoya Corp.                                             $  151,380
 8,000   Siemens AG                                                329,616
                                                                   -------
                                                                $  480,996
         Semiconductors - 2.1%
40,000   ARM Holdings Plc*                                      $   32,374
 9,886   Philips Electronics NV                                    155,063
 9,000   STMicroelectronics NV                                     170,204
49,500   Taiwan Semiconductor Manufacturing Co.*                    60,341
                                                                    ------
                                                                $  417,982
         Technology Hardware & Equipment - 1.1%
 1,320   Keyence Corp.                                          $  205,020
                                                                 ---------
         Telecommunications Equipment - 2.5%
35,856   Nokia Oyj                                              $  494,791
                                                                 ---------
         Total Technology Hardware & Equipment                  $1,769,053
                                                                 ---------
The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/03                                      (continued)
--------------------------------------------------------------------------------

 Shares                                                             Value
           Telecommunication Services - 8.1%
           Integrated Telecommunication Services - 4.2%

 20,000    Deutsche Telekom AG                                $   220,398
  6,000    KT Corp.*                                              103,020
     87    Nippon Telegraph &                                     296,926
           Telephone Corp.
 28,000    Portugal Telecom, SGPS, SA                             193,802
                                                              -----------
                                                              $   814,146
                                                              -----------
           Wireless Telecommunication Services - 3.9%
 29,540    China Mobile Ltd.*                                 $    58,516
393,101    Vodafone Group Plc                                     701,487
                                                              -----------
                                                              $   760,003
           Total Telecommunication Services                   $ 1,574,149

           Utilities - 4.0%
           Electric Utilities - 4.0%
  9,000    E.On AG                                            $   370,622
 14,000    Iberdrola SA                                           227,832
 30,203    Scottish Power Plc                                     179,336
                                                              -----------
                                                              $   777,790
           Total Utilities                                    $   777,790
                                                              -----------
           TOTAL COMMON STOCKS
           (Cost $ 22,419,145)                                $18,567,981
                                                              -----------
           TOTAL INVESTMENT IN SECURITIES
           (Cost $ 22,624,239)                                $18,773,997
                                                              -----------

The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount

                                                                      Value
$747,250    TEMPORARY CASH INVESTMENT - 3.8%
            Security Lending Collateral - 3.8%
            Securities Lending Investment Fund, 1.27%           $   747,250
                                                                -----------
            TOTAL TEMPORARY CASH INVESTMENT
            (Cost $747,250)                                     $   747,250
                                                                -----------
            TOTAL INVESTMENT IN SECURITIES AND
            TEMPORARY CASH INVESTMENT - 100.0%
            (Cost $23,371,489)(a)(b)(c)(d)                      $19,521,247
                                                                ===========

*     Non-income producing security.

(a) Distribution of investments by country of issue, as a percentage of total investment in equity securities, is as follows:

      United Kingdom                                  27.7%
      Japan                                           18.1
      France                                          10.8
      Switzerland                                      9.9
      Germany                                          6.4
      Italy                                            5.6
      Netherlands                                      4.7
      Australia                                        4.3
      Spain                                            3.5
      Finland                                          2.6
      Hong Kong                                        1.8
      South Korea                                      1.5
      Singapore                                        1.1
      Portugal                                         1.0
      Other (individually less than 1%)                1.0
                                                     -----
                                                     100.0%
                                                     =====

(b) At March 31, 2003, the net unrealized loss on investments based on cost for federal income tax purposes of $23,403,395 was as follows:

          Aggregate gross unrealized gain for all investments in
            which there is an excess of value over tax cost                   $   478,638
          Aggregate gross unrealized loss for all investments in
            which there is an excess of tax cost over value                    (4,360,786)
                                                                              -----------
          Net unrealized loss                                                 $(3,882,148)
                                                                              ===========

(c) At March 31, 2003, the Fund had a capital loss carryforward of $4,369,834 which will expire between 2010 and 2011 if not utilized.

(d) The Fund elected to defer approximately $1,770,731 of capital losses and $28,753 of foreign currency losses recognized between November 1, 2002 and March 31, 2003 to its fiscal year ending March 31, 2004.

      Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2003 aggregated $9,855,392 and $10,131,076, respectively.

The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund

--------------------------------------------------------------------------------------------
BALANCE SHEET 3/31/03
--------------------------------------------------------------------------------------------
ASSETS:
   Investment in securities, at value (including securities loaned of
        $710,569) (cost $ 23,371,489)                                           $ 19,521,247
   Foreign currencies, at value (cost $13,621)                                        14,119
   Cash                                                                               37,205
   Receivables -
        Investment securities sold                                                   122,741
        Fund shares sold                                                               8,675
        Dividends, interest, tax reclaims and foreign taxes withheld                 140,134
   Other                                                                               1,207
                                                                                ------------
   Total assets                                                                 $ 19,845,328
                                                                                ------------
LIABILITIES:
   Payables -
        Fund shares repurchased                                                     $ 16,082
        Upon return of securities loaned                                             747,250
        Forward foreign currency settlement contracts - net                            1,620
   Due to affiliates                                                                  33,091
   Accrued expenses                                                                  107,886
                                                                                     -------
           Total liabilities                                                       $ 905,929
                                                                                ------------
NET ASSETS:
   Paid-in capital                                                              $ 28,982,582
   Accumulated net investment loss                                                   (27,133)
   Accumulated net realized loss on investments and foreign
        currency transactions                                                     (6,172,471)
   Net unrealized loss on investments                                             (3,850,242)
   Net unrealized gain on forward foreign currency contracts and other assets and liabilities denominated in foreign
        currencies                                                                     6,663
                                                                                ------------
       Total net assets                                                         $ 18,939,399
                                                                                ------------
NET ASSET VALUE PER SHARE:
   (Unlimited number of shares authorized)
   Class A (based on $11,577,986/994,459 shares)                                $      11.64
                                                                                ------------
   Class B (based on $5,573,067/507,227 shares)                                 $      10.99
                                                                                ------------
   Class C (based on $1,788,346/164,256 shares)                                 $      10.89
                                                                                ------------
MAXIMUM OFFERING PRICE:
   Class A ($11.64 / 94.25%)                                                    $      12.35
                                                                                ------------
   Class C ($10.89 / 99.00%)                                                    $      11.00
                                                                                ------------

The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 3/31/03

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $61,497)              $    444,066
   Interest                                                                 7,324
   Income from securities loaned, net                                      11,994
                                                                     ------------
          Total investment income                                                     $   463,384
                                                                                      -----------
EXPENSES:
   Management fees                                                   $    225,173
   Transfer agent fees
        Class A                                                           100,948
        Class B                                                            56,857
        Class C                                                            19,225
   Distribution fees
        Class A                                                            35,091
        Class B                                                            70,028
        Class C                                                            16,020
   Administrative fees                                                     37,499
   Custodian fees                                                          29,121
   Registration fees                                                       46,856
   Professional fees                                                       54,217
   Printing                                                                35,279
   Fees and expenses of nonaffiliated trustees                              6,864
   Miscellaneous                                                            7,286
                                                                     ------------
        Total expenses                                                                $   740,464
        Less management fees waived and expenses reimbursed
          by Pioneer Investment Management, Inc.                                         (266,901)
        Less fees paid indirectly                                                          (1,621)
                                                                                      -----------
        Net expenses                                                                  $   471,942
                                                                                      -----------
          Net investment loss                                                         $    (8,558)
                                                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized loss from:

                                                                     $ (4,497,384)
        Forward foreign currency contracts and other assets
          and liabilities denominated in foreign currencies               (40,296)    $(4,537,680)
                                                                     ------------     -----------
   Change in net unrealized gain (loss) from:
        Investments
                                                                     $ (2,610,865)
        Forward foreign currency contracts and other assets
          and liabilities denominated in foreign currencies                 8,411     $(2,602,454)
                                                                     ------------     -----------
        Net loss on investments and foreign currency
          transactions                                                                $(7,140,134)
                                                                                      -----------
        Net decrease in net assets resulting from operations                          $(7,148,692)
                                                                                      -----------

The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 3/31/03 and 3/31/02, respectively

                                                                                         Year Ended        Year Ended
                                                                                           3/31/03           3/31/02
FROM OPERATIONS:
Net investment loss                                                                     $     (8,558)     $   (213,934)
Net realized loss on investments and foreign currency
   transactions                                                                           (4,537,680)       (1,672,907)
Change in net unrealized gain (loss) on investments
   and foreign currency transactions                                                      (2,602,454)          270,394
                                                                                        ------------      ------------
     Net decrease in net assets resulting from
           operations                                                                   $ (7,148,692)     $ (1,616,447)
                                                                                        ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain
     Class A ($0.00 and $0.03 per share, respectively)                                  $       --        $    (34,392)
     Class B ($0.00 and $0.03 per share, respectively)                                          --              20,300)
     Class C ($0.00 and $0.03 per share, respectively)                                          --              (3,393)
                                                                                        ------------      ------------
   Total distributions to shareowners                                                   $       --        $    (58,085)
                                                                                        ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                        $ 19,411,002      $  9,265,732
Reinvestment of distributions                                                                   --              54,359
Cost of shares repurchased                                                               (20,323,668)      (15,597,464)
                                                                                        ------------      ------------
     Net decrease in net assets resulting from fund
           share transactions                                                           $   (912,666)     $ (6,277,373)
                                                                                        ------------      ------------
     Net decrease in net assets                                                         $ (8,061,358)     $ (7,951,905)
NET ASSETS:
Beginning of year                                                                         27,000,757        34,952,662
                                                                                        ------------      ------------
End of year (including accumulated net investment loss
   of $27,133 and $5,270, respectively)                                                 $ 18,939,399      $ 27,000,757
                                                                                        ------------      ------------

                                                      '03 Shares       '03 Amount         '02 Shares      '02 Amount
CLASS A
Shares sold                                            1,125,276     $ 14,719,543           430,284     $  6,866,012
Reinvestment of distributions                               --               --               2,098           33,160
Less shares repurchased                               (1,163,189)     (15,267,731)         (630,847)     (10,184,371)

   Net decrease                                          (37,913)    $   (548,188)         (198,465)    $ (3,285,199)
                                                      ==========     ============          ========     ============
CLASS B
Shares sold                                              108,894     $  1,393,294            97,891     $  1,506,309
Reinvestment of distributions                               --               --               1,202           18,173
Less shares repurchased                                 (193,823)      (2,518,288)         (270,645)      (4,229,898)
                                                      ----------     ------------          --------     ------------
   Net decrease                                          (84,929)    $ (1,124,994)         (171,552)    $ (2,705,416)
                                                      ==========     ============          ========     ============
CLASS C
Shares sold                                              267,849     $  3,298,165            59,638     $    893,411
Reinvestment of distributions                               --               --                 201            3,026
Less shares repurchased                                 (206,448)      (2,537,649)          (76,043)      (1,183,195)
                                                      ----------     ------------          --------     ------------
   Net increase (decrease)                                61,401     $    760,516           (16,204)    $   (286,758)
                                                      ==========     ============          ========     ============

The accompanying notes are an integral part of these financial statements.


Pioneer International Equity Fund
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------

                                                       Year Ended      Year Ended      Year Ended      Year Ended       Year Ended
CLASS A                                                  3/31/03         3/31/02        3/31/01         3/31/00           3/31/99
Net asset value,
beginning of period                                     $ 15.94         $ 16.81         $ 27.50         $ 18.55         $ 20.03
                                                        -------         -------         -------         -------         -------
Increase (decrease) from
investment operations:
Net investment income (loss)                            $  0.05         $ (0.06)        $ (0.16)        $ (0.06)        $  0.01
      Net realized and unrealized gain (loss)
      on investments and foreign
      currency transactions                               (4.35)          (0.78)          (9.25)           9.09           (1.48)
                                                        -------         -------         -------         -------         -------
      Net increase (decrease) from
      investment operations                             $ (4.30)        $ (0.84)        $ (9.41)           9.03         $  1.47
Distributions to shareowners:
      Net investment income                                --              --              --             (0.08)           --
      Net realized gain                                    --             (0.03)          (1.28)           --             (0.01)
                                                        -------         -------         -------         -------         -------
Net increase (decrease) in net asset value              $ (4.30)        $ (0.87)        $(10.69)        $  8.95         $ (1.48)
                                                        -------         -------         -------         -------         -------
Net asset value, end of period                          $ 11.64         $ 15.94         $ 16.81         $ 27.50         $ 18.55
                                                        -------         -------         -------         -------         -------
Total return*                                            (26.98)%         (4.98)%        (34.95)%         48.70%          (7.32)%
Ratio of net expenses to average net assets+               1.76%           1.75%           1.77%           1.76%           1.76%
Ratio of net investment income (loss) to
average net assets+                                        0.30%          (0.35)%         (0.75)%         (0.23)%          0.00%
Portfolio turnover rate                                      45%             77%             50%             59%             72%
Net assets, end of period (in thousands)                $11,578         $16,455         $20,689         $41,276         $24,304
Ratios with no waiver of management fees
and assumption of expenses by PIM and no
reduction for fees paid indirectly:
      Net expenses                                         2.94%           2.68%           2.12%           2.10%           2.15%
      Net investment loss                                 (0.88)%         (1.28)%         (1.10)%         (0.57)%         (0.39)%
Ratio with waiver of management
fees and assumption of expenses by PIM and
reduction for fees paid indirectly:
      Net expenses                                         1.75%           1.75%           1.75%           1.75%           1.75%
      Net investment (loss)                                0.31%          (0.35)%         (0.73)%         (0.22)%          0.01%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly. *


The accompanying notes are an integral part of these financial statements.


Pioneer International Equity Fund
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------

                                                       Year Ended      Year Ended      Year Ended      Year Ended       Year Ended
CLASS B                                                  3/31/03         3/31/02        3/31/01         3/31/00           3/31/99
Net asset value,
beginning of period                                     $ 15.19         $ 16.16         $ 26.71         $ 18.11         $ 19.75
                                                        -------         -------         -------         -------         -------
Increase (decrease) from
investment operations:
Net investment income (loss)                            $ (0.09)        $ (0.21)        $ (0.42)        $ (0.15)        $ (0.11)
      Net realized and unrealized gain (loss)
      on investments and foreign
      currency transactions                               (4.11)          (0.73)          (8.85)           8.75           (1.52)
                                                        -------         -------         -------         -------         -------
      Net increase (decrease) from
      investment operations                             $ (4.20)        $ (0.94)        $ (9.27)           8.60         $  1.63
Distributions to shareowners:
      Net realized gain                                    --             (0.03)          (1.28)           --             (0.01)
                                                        -------         -------         -------         -------         -------
Net increase (decrease) in net asset value              $ (4.20)        $ (0.97)        $(10.55)       $  26.71         $ (1.64)
                                                        -------         -------         -------         -------         -------
Net asset value, end of period                          $ 10.99         $ 15.19         $ 16.16         $ 27.50         $ 18.11
                                                        -------         -------         -------         -------         -------
Total return*                                            (27.65)%         (5.80)%        (35.48)%         47.49%          (8.23)%
Ratio of net expenses to average net assets+               2.59%           2.62%           2.55%           2.57%           2.42%
Ratio of net investment income (loss) to
average net assets+                                       (0.54)%         (1.22)%         (1.54)%         (1.08)%         (0.69)%
Portfolio turnover rate                                      45%             77%             50%             59%             72%
Net assets, end of period (in thousands)                 $5,573          $8,992         $12,342         $24,499         $12,012
Ratios with no waiver of management fees
and assumption of expenses by PIM and no
reduction for fees paid indirectly:
      Net expenses                                         3.78%           3.54%           2.90%           2.91%           2.97%
      Net investment loss                                 (1.73)%         (2.14)%         (1.89)%         (1.42)%         (1.24)%
Ratio with waiver of management
fees and assumption of expenses by PIM and
reduction for fees paid indirectly:
      Net expenses                                         2.59%           2.62%           2.53%           2.56%           2.41%
      Net investment (loss)                               (0.54)%         (1.22)%         (1.52)%         (1.07)%         (0.68)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Year Ended      Year Ended      Year Ended      Year Ended       Year Ended
CLASS C                                                  3/31/03         3/31/02        3/31/01         3/31/00           3/31/99
Net asset value,
beginning of period                                     $ 15.10         $ 16.14         $ 26.69        $  18.13         $ 19.77
                                                        -------         -------         -------         -------         -------
Increase (decrease) from
investment operations:
Net investment income (loss)                            $ (0.04)       $  (0.24)        $ (0.39)       $  (0.22)        $ (0.04)
      Net realized and unrealized gain (loss)
      on investments and foreign
      currency transactions                               (4.17)          (0.77)          (8.88)           8.78           (1.59)
                                                        -------         -------         -------         -------         -------
      Net increase (decrease) from
      investment operations                             $ (4.21)        $ (1.01)        $ (9.27)           8.56         $  1.63
Distributions to shareowners:
      Net realized gain                                    --             (0.03)          (1.28)           --             (0.01)
                                                        -------         -------         -------         -------         -------
Net increase (decrease) in net asset value              $ (4.21)        $ (1.04)        $(10.55)       $  26.69         $ (1.64)
                                                        -------         -------         -------         -------         -------
Net asset value, end of period                          $ 10.89         $ 15.10         $ 16.14        $  27.50         $ 18.13
                                                        -------         -------         -------         -------         -------
Total return*                                            (27.88)%         (6.24)%        (35.50)%         47.21%          (8.22)%
Ratio of net expenses to average net assets+               2.98%           2.92%           2.62%           2.79%           2.37%
Ratio of net investment income (loss) to
average net assets+                                       (0.93)%         (1.53)%         (1.61)%         (1.29)%         (0.65)%
Portfolio turnover rate                                      45%             77%             50%             59%             72%
Net assets, end of period (in thousands)                 $1,788           $1,553        $ 1,921        $  3,491         $ 1,865
Ratios with no waiver of management fees
and assumption of expenses by PIM and no
reduction for fees paid indirectly:
      Net expenses                                         4.15%           3.86%           2.97%           3.13%           2.89%
      Net investment loss                                 (2.10)%         (2.47)%         (1.96)%         (1.63)%         (1.17)%
Ratio with waiver of management
fees and assumption of expenses by PIM and
reduction for fees paid indirectly:
      Net expenses                                         2.97%           2.91%           2.60%           2.77%           2.35%
      Net investment (loss)                               (0.92)%          (1.52)%        (1.59)%         (1.27)%         (0.63)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/03
--------------------------------------------------------------------------------

1.    Organization and Significant Accounting Policies

Pioneer International Equity Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.


The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, exceptthat each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New

Pioneer International Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

      The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

Pioneer International Equity Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/03                                (continued)
--------------------------------------------------------------------------------

C.    Forward Foreign Currency Contracts

      The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At March 31, 2003, the Fund had no outstanding portfolio hedges. The Fund's gross forward currency settlement contracts receivable and payable were $121,121 and $122,741, respectively, resulting in a net payable of $1,620.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the repatriation of certain foreign currencies and/or net realized capital gains in certain countries. During the year ended March 31, 2003, the Fund paid no such taxes.

      In determining daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains taxes, if any, is based on the net unrealized appreciation of certain portfolio securities, the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of March 31, 2003, the fund had no reserve for capital gains taxes. The estimated reserve for repatriation of foreign

Pioneer International Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of March 31, 2003, the Fund had no reserve related to taxes on the repatriation of foreign currencies.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      At March 31, 2003, the Fund reclassified $26,991 to decrease paid in capital, $13,305 to increase accumulated net investment loss, and $40,296 to increase accumulated net realized loss on investments and foreign currency transactions. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

      The tax character of distributions paid during the years ended March 31, 2003, and 2002 were as follows.


--------------------------------------------------------------------------------
                                  2003         2002
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                    $--       $-
Long-term capital gain              --        (58,085)
                                   ---       --------
Total                              $-        $(58,085)
--------------------------------------------------------------------------------

The following shows components of distributable earnings on a federal income tax basis at March 31, 2003. These amounts do not include the capital loss carryforward.

Pioneer International Equity Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/03                                (continued)
--------------------------------------------------------------------------------
                                                                 2003
   Undistributed ordinary income                           $        --
   Undistributed long-term gain                                     --
   Unrealized depreciation                                   (3,873,865)
                                                           ------------
   Total                                                   $ (3,873,865)
                                                           ------------
--------------------------------------------------------------------------------

      The difference between book basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and mark to market on forward foreign currency contracts.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $5,862 in underwriting commissions on the sale of Fund shares during year ended March 31, 2003.

F.    Class Allocations

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

Pioneer International Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

G.    Repurchase Agreements

      With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.    Security Lending

      The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned and gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of cash collateral at period end is disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

2.    Management Agreement

PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses

Pioneer International Equity Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/03                                (continued)
--------------------------------------------------------------------------------

attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 2003, $3,782 was payable to PIM related to management fees, administrative fees and certain other services.

3.    Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $20,124 in transfer agent fees payable to PIMSS at March 31, 2003.

4.    Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $9,185 in distribution fees payable to PFD at March 31, 2003.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended March 31, 2003, CDSC's in the amount of $18,448 were paid to PFD.

Pioneer International Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.    Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended March 31, 2003, the Fund's expenses were reduced by $1,621 under such arrangements.

6.    Line of Credit Facility

The Fund, along with certain other Funds in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended March 31, 2003, the Fund had no borrowings under this agreement.

7.    Change in Independent Auditors

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

Pioneer International Equity Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer International Equity Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer International Equity Fund (the "Fund") as of March 31, 2003, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2002 and the financial highlights for each of the four years in the period then ended were audited by other auditors who have ceased operations and whose report dated May 2, 2002 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and signifi-cant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Equity Fund at March 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/
-----------------------------------
Ernst & Young LLP

Boston, Massachusetts
May 5, 2003

Pioneer International Equity Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------
Name, Age and Address              Position Held With the Fund         Term of Office/Length of Service

John F. Cogan, Jr. (76)*           Chairman of the Board,              Trustee since 1996.
                                   Trustee and President               Serves until retirement or removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.

----------------------------------------------------------------------------------------------------------
Daniel T. Geraci (45)**            Trustee and                         Trustee since October, 2001.
                                   Executive Vice President            Serves until retirement or removal.

**Mr. Geraci resigned as Executive Vice President and Trustee of the Fund on
4/30/03.

----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------

Name, Age and Address               Position Held With the Fund        Term of Office/Length of Service

Mary K. Bush (55)                   Trustee                            Trustee since 1997.
3509 Woodbine Street,                                                  Serves until retirement or removal.
Chevy Chase, MD 20815
----------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (76)        Trustee                            Trustee since 1996.
Boston University Healthcare                                           Serves until retirement or removal.
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215

----------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (56)           Trustee                            Trustee since 1996.
1001 Sherbrooke Street West,                                           Serves until retirement or removal.
Montreal, Quebec, Canada

----------------------------------------------------------------------------------------------------------
Marguerite A. Piret (55)            Trustee                            Trustee since 1996.
One Boston Place, 28th Floor,                                          Serves until retirement or removal.
Boston, MA 02108
----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Principal Occupation During                                          Other Directorships Held
Past Five Years                                                      by this Trustee

Deputy Chairman and a Director of Pioneer Global Asset               Director of Harbor Global Company, Ltd.
Management S.p.A. ("PGAM"); Non-Executive Chairman and a
Director of Pioneer Investment Management USA Inc.
("PIM-USA"); Chairman and a Director of Pioneer and the
various Momentum Funds; Director, Pioneer Alternative
Investments; Director and Chairman of the Supervisory
Board of Pioneer Czech Investment Company, a.s.;
President of all of the Pioneer Funds; and Of Counsel
(since 2000, partner prior to 2000), Hale and Dorr LLP
(counsel to PIM-USA and the Pioneer Funds)
-----------------------------------------------------------------------------------------------------------------------------
Director and CEO-US of PGAM since November 2001;                     None
Director, Chief Executive Officer and President of
PIM-USA since October 2001; Director of Pioneer
Investment Management Shareholder Services, Inc.
("PIMSS") since October 2001; President and a Director
of Pioneer and Pioneer Funds Distributor, Inc. ("PFD")
(Chairman) since October 2001; Executive Vice President
of all of the Pioneer Funds since October 2001;
President of Fidelity Private Wealth Management Group
from 2000 through October 2001; and Executive Vice
President-Distribution and Marketing of Fidelity
Investments Institutional Services and Fidelity
Investments Canada Ltd. prior to 2000

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

Principal Occupation During                                          Other Directorships Held
Past Five Years                                                      by this Trustee

President, Bush International (international financial               Director and/or Trustee of Brady Corporation (industrial
advisory firm)                                                       identification and specialty coated material products
                                                                     manufacturer), Mortgage Guaranty Insurance Corporati
                                                                     Reynolds Tobacco Holdings, Inc. (tobacco) and Student
                                                                     Marketing Association (secondary marketing of student


Alexander Graham Bell Professor of Health Care                       None
Entrepreneurship, Boston University; Professor of Management,
Boston University School of Management; Professor of Public
Health, Boston University School of Public Health; Professor
of Surgery, Boston University School of Medicine; and
University Professor, Boston University

Founding Director, The Winthrop Group, Inc. (consulting firm);       None
Professor of Management, Faculty of Management, McGill
University

President and Chief Executive Officer, Newbury, Piret &              None
Company, Inc. (investment banking firm)

----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------
Name, Age and Address               Position Held With the Fund         Term of Office/Length of Service

Stephen K. West (74)                Trustee                             Trustee since 1996.
125 Broad Street,                                                       Serves until retirement or removal.
New York, NY 10004
----------------------------------------------------------------------------------------------------------

John Winthrop (66)                  Trustee                             Trustee since 1996.
One North Adgers Wharf,                                                 Serves until retirement or removal.
Charleston, SC 29401

----------------------------------------------------------------------------------------------------------
FUND OFFICERS
----------------------------------------------------------------------------------------------------------

Name, Age and Address               Position Held With the Fund         Term of Office/Length of Service

Joseph P. Barri (56)                Secretary                           Since 1996.
                                                                        Serves at the discretion of Board.
----------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (55)            Assistant Secretary                 Since November, 2000.
                                                                        Serves at the discretion of Board.
----------------------------------------------------------------------------------------------------------
Vincent Nave (57)                   Treasurer                           Since November, 2000.
                                                                        Serves at the discretion of Board.
----------------------------------------------------------------------------------------------------------
Luis I. Presutti (38)               Assistant Treasurer                 Since November, 2000.
                                                                        Serves at the discretion of Board.
----------------------------------------------------------------------------------------------------------
Gary Sullivan (45)                  Assistant Treasurer                 Since May, 2002.
                                                                        Serves at the discretion of Board.
----------------------------------------------------------------------------------------------------------
Alan Janson (32)                    Assistant Treasurer                 Since July, 2002.
                                                                        Serves at the discretion of Board.
----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Principal Occupation During                                      Other Directorships Held by this
Past Five Years                                                  Trustee

Senior Counsel, Sullivan & Cromwell (law firm)                   Director, The Swiss Helvetia Fund, Inc. (closed-end
                                                                 investment company) and AMVESCAP PLC (investment
                                                                 managers)
-----------------------------------------------------------------------------------------

President, John Winthrop & Co., Inc.                             None

=========================================================================================
Principal Occupation During                                      Other Directorships Held
Past Five Years                                                  by this Trustee

Partner, Hale and Dorr LLP; Secretary of                         None
all of the Pioneer Funds


Secretary of PIM-USA: Senior Vice President-Legal of             None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Assistant Secretary of
all of the Pioneer Funds since November 2000; and Senior
Counsel, Assistant Vice President and Director of
Compliance of PIM-USA from April 1998 through October
2000
-----------------------------------------------------------------------------------------
Vice President-Fund Accounting, Administration and               None
Custody Services of Pioneer (Manager from September 1996
to February 1999); and Treasurer of all of the Pioneer
Funds (Assistant Treasurer from June 1999 to November
2000)
-----------------------------------------------------------------------------------------
Assistant Vice President-Fund Accounting, Administration         None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of
the Pioneer Funds since November 2000
-----------------------------------------------------------------------------------------
Fund Accounting Manager-Fund Accounting, Administration          None
and Custody Services of Pioneer; and Assistant Treasurer
of all of the Pioneer Funds since May 2002
-----------------------------------------------------------------------------------------
Manager, Valuation Risk and Information Technology-Fund          None
Accounting, Administration and Custody Services of
Pioneer since March 2002; and Assistant Treasurer of all
of the Pioneer Funds since July 2002; Manager, Valuation
Risk and Performance Reporting of Pioneer from June 2000
to February 2002; Member of Pioneer Pricing Group from
1996 to 2000 (promoted to Manager in 1998)
-----------------------------------------------------------------------------------------

Pioneer International Equity Fund

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your three-digit fund number and your four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Pioneer International Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts, new accounts, prospectuses, applications and service forms 1-800-225-6292

FactFone(SM) for automated fund yields, prices, account information and transactions 1-800-225-4321 Retirement plans information 1-800-622-0176 Telecommunications Device for the Deaf (TDD) 1-800-225-1997 Write to us: PIMSS, Inc. P.O. Box 55014 Boston, Massachusetts 02205-5014 Our toll-free fax 1-800-225-4240 Our internet e-mail address ask.pioneer@pioneerinvest.com (for general questions about Pioneer only) Visit our web site: www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus. For information on other Pioneer mutual funds, including charges and expenses, call 800-225-6292 and request a prospectus. Please read it carefully before investment or sending money.

[LOGO]
PIONEER
Investments(R)

Pioneer Investment Management, Inc.
60 State Street                                                              13265-00-0503
Boston, Massachusetts 02109                       (C) 2003 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                      Underwriter of Pioneer mutual funds, Member SIPC